================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) February 19, 2003
                                                        -----------------
                                    ProLogis
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        1-12846                                           74-2604728
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


    14100 East 35th Place, Aurora, Colorado                      80011
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                  (Zip Code)

                                 (303) 375-9292
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 7. Financial Statements, Pro Forma Information and Exhibits.

     (c) Exhibits.

      Exhibit No.       Document Description
      -----------       --------------------

      10.1 ProLogis 1997 Long-Term Incentive Plan (as Amended and Restated Effective September 26, 2002)

      10.2 ProLogis 2000 Share Option Plan for Outside Trustees (as Amended and Restated Effective September 26, 2002)

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PROLOGIS

Dated: February 19, 2003              By:   /s/   Walter C. Rakowich
                                            ------------------------------------
                                            Name:    Walter C. Rakowich
                                            Title:   Managing Director and Chief
                                                     Financial Officer






                                       2